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                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549



                                FORM 8-K



                             CURRENT REPORT



                 Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported)
                            February 14, 1997



                        WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                       0-22772                      81-3899950
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(State or other            (Commission File No.)              (IRS Employer
 jurisdiction of                                            Identification
 incorporation)                                                  Number)


   110 East Broadway, Missoula, Montana                            59802
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:          (406) 721-5254
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                                    N/A
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       (Former name or former address, if changed since last report)


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Item 5.   Other Events

               On February 14 and 25, the Registrant issued the press release attached as Exhibit 99.6 announcing Office of Thrift Supervision and Shareholder approval of the Acquisition and Merger of Security Bancorp.


Item 7.   Financial Statements and Exhibits

          (a)  Exhibits

               99.6 Press releases, dated February 14 and February 25, 1997



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                                Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WesterFed Financial Corporation




Date:       February 26, 1997           By: /s/ Lyle R. Grimes
      ---------------------------          -----------------------------------
                                           Lyle R. Grimes
                                           Chairman of the Board
                                           President & Chief
                                           Executive Officer

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                            Index to Exhibits





                                                                  Sequentially
                                                                 Numbered Page
                                                                     Where
                                                                    Attached
Exhibit                                                             Exhibits
Number                                                            are located
------                                                          ---------------

99.6           Press Releases dated February 14, 1997                5 & 6
               and February 25, 1997

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                    WESTERFED FINANCIAL CORPORATION ANNOUNCES
                         MERGER APPROVAL GRANTED BY THE
                          OFFICE OF THRIFT SUPERVISION



         Missoula, Montana -- February 14, 1997 -- WesterFed Financial Corporation (NASDAQ - WSTR) and Security Bancorp (NASDAQ -- SFBM) announced today that the Office of Thrift Supervision has approved the proposed merger of the two thrift holding companies.
         The merger is expected to be completed during the first quarter of 1997 as anticipated, subject to approval by shareholders of the two institutions.
         When the merger is completed, WesterFed will operate 34 retail banking offices in Montana and will have total assets of approximately $940 million. The company will be headquartered in Missoula.

CONTACT:     Dale W. Brevik, Senior Vice President/Marketing
             James A. Salisbury, Treasurer/Chief Financial Officer
             (406) 721-5254


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                       WESTERFED FINANCIAL CORPORATION AND
                          SECURITY BANCORP SHAREHOLDERS
                                 APPROVE MERGER



         Missoula, Montana -- February 25, 1997 -- WesterFed Financial Corporation (NASDAQ - WSTR) announced today that its shareholders approved the September 24, 1996 merger agreement with Security Bancorp. Lyle R. Grimes, President of WesterFed Financial, stated, "We are pleased to report that the merger with Security Bancorp was approved by a substantial margin today."
         In addition, Grimes announced that shareholders of Security Bancorp, Billings, Montana, also approved a proposal to be merged with and into WesterFed Financial Corporation at their annual meeting held yesterday February 24, 1997. According to David W. Jorgenson, Security's President, the transaction is expected to close on February 28, 1997.
         WesterFed Financial is the holding company for Western Federal Savings Bank, Missoula, Montana, which operates 19 offices throughout Montana. As of December 31, 1996, WesterFed Financial had total assets of $563.6 million, total deposits of $343.8 million and stockholders' equity of $79.5 million. As of December 31, 1996 Security Bancorp, holding company for Security Bank FSB, had total assets of $377.8 million, total deposits of $290.7 million and stockholders' equity of $33.0 million. Security Bank has 16 offices located in 12 Montana communities.

CONTACT:     Dale W. Brevik, Senior Vice President/Marketing
             James A. Salisbury, Treasurer/Chief Financial Officer
             (406) 721-5254


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